Exhibit 10.1
EXECUTION VERSION
Second Amendment to Credit Agreement
     This Second Amendment to Credit Agreement (this “Amendment”) dated as of December 29, 2010, is by and between Bank of the West (the “Bank”) and IXYS Corporation, a Delaware corporation (the “Borrower”).
Recitals:
     A. The Bank and the Borrower are party to that certain Credit Agreement, dated as of November 13, 2009 (as amended by that certain First Amendment to Credit Agreement, dated as of February 17, 2010, the “Existing Credit Agreement” and, as further amended from time to time, the “Credit Agreement”).
     B. The Borrower has requested that the Bank amend the provisions of the Existing Credit Agreement as provided herein on and subject to the terms and conditions set forth herein. The Bank is willing to agree to the requests of the Borrower, but only on the terms and conditions set forth herein.
Agreement:
     Now, Therefore, in consideration of the premises and the mutual covenants and conditions contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby specifically acknowledged, the parties hereby covenant and agree as follows:
     1. Definitions; References; Interpretation.
     (a) Unless otherwise specifically defined herein, each capitalized term used herein (including in the Recitals hereof) that is defined in the Existing Credit Agreement shall have the meaning assigned to such term in the Existing Credit Agreement.
     (b) Each reference to “this Agreement,” “hereof,” “hereunder,” “herein” and “hereby” and each other similar reference contained in the Existing Credit Agreement, and each reference to “the Credit Agreement” and each other similar reference in the other Loan Documents, shall from and after the date of this Amendment, refer to the Existing Credit Agreement, as amended hereby. This Amendment is a Loan Document.
     2. Amendment to Section 1.1.19 of the Existing Credit Agreement. Upon the effectiveness of this Amendment, Section 1.1.19 of the Existing Credit Agreement is amended as of the Amendment Effective Date (as hereinafter defined) to read in full as follows:
1.1.19	“Expiration Date” shall mean October 31, 2013, or the date of termination of the Bank’s commitment to lend under this Agreement pursuant to Section 7, whichever shall occur first.

     3. Amendment to Section 2.1.1 of the Existing Credit Agreement. Upon the effectiveness of this Amendment, Section 2.1.1 of the Existing Credit Agreement is amended as of the Amendment Effective Date (as hereinafter defined) to read in full as follows:
2.1.1	The Line of Credit: On terms and conditions as set forth herein, the Bank agrees to make Advances to the Borrower from time to time from the date hereof to the Expiration Date, provided the aggregate amount of such Advances outstanding at any time does not exceed $20,000,000.00 (the “Line of Credit”). Within the foregoing limits, the Borrower may borrow, partially or wholly prepay, and reborrow under this Section 2.1. Proceeds of the Line of Credit shall be used to assist with the general working capital needs of the Borrower’s operations.
     4. Amendment to Section 5.10 of the Existing Credit Agreement. Upon the effectiveness of this Amendment, Section 5.10 of the Existing Credit Agreement is amended as of the Amendment Effective Date (as hereinafter defined) to read in full as follows:
5.10	Redemption or Repurchase of Stock: Shall not redeem or repurchase any class of the Borrower’s stock now or hereafter outstanding, except in an aggregate amount of up to $25,000,000.00 during the term of this Agreement.
     5. Amendment to Section 8.6 of the Existing Credit Agreement. Upon the effectiveness of this Amendment, the notice information under the heading “To the Bank” in Section 8.6 of the Existing Credit Agreement is amended as of the Amendment Effective Date (as hereinafter defined) to read in full as follows:
To the Bank:
BANK OF THE WEST
San Jose Office (NBO)
95 South Market Street, Suite 100
San Jose, CA 95113
Attn:	Stuart Darby Vice President and Senior Relationship Manager
FAX:	(408) 292-4092
     6. Representations and Warranties. The Borrower hereby represents and warrants to the Bank as follows:
     (a) No Event of Default or event that, with the giving of notice or the passage of time, or both, would be an Event of Default has occurred and is continuing (or would result from the amendment of the Existing Credit Agreement contemplated hereby).
     (b) The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person in order to be effective and enforceable.
     (c) On and as of the date of this Amendment, all representations and warranties of the Borrower contained in the Existing Credit Agreement and in each other Loan Document are true and correct in all material respects (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).
     7. Conditions of Effectiveness.
     (a) The Amendment shall become effective as of the date first set forth above (the “Amendment Effective Date”) upon the satisfaction of all of the following conditions:
     (i) The Borrower shall have delivered to the Bank an original of this Amendment, together with the Consent and Reaffirmation attached hereto, duly executed by the Borrower, IXYS USA, Inc. or Clare, Inc., as applicable;
     (ii) The Borrower shall have delivered to the Bank evidence that the execution, delivery and performance of this Amendment, have been duly authorized;
     (iii) each of the representations and warranties of the Borrower in Section 6 of this Amendment shall be true, correct and accurate as of the date of this Amendment; and
     (iv) unless waived by the Bank in the Bank’s sole discretion, the Bank shall have received in immediately available funds all fees, costs and expenses (including, without limitation, the reasonable fees, costs and expenses of counsel to the Bank) incurred by the Bank connection with the transactions contemplated by the Loan Documents and reimbursable to the Bank or directly payable by the Borrower pursuant to the terms of the Existing Credit Agreement.
     (b) Except as expressly amended pursuant hereto, the Existing Credit Agreement and each of the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects, and the Collateral described in the Loan Documents shall continue to secure the Obligations.
     8. General Provisions.
     (a) This Amendment shall be binding upon and inure to the benefit of the parties to the Credit Agreement and their respective successors and assigns.
     (b) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by the other party thereto either in the form of an executed original or an executed original sent by facsimile or electronic transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Bank of an electronically or telecopier facsimile document purportedly bearing the signature of the Borrower and shall bind the Borrower with the same force and effect as the delivery of a hard copy original.
     (c) This Amendment contains the entire and exclusive agreement of the parties to the Credit Agreement with reference to the matters discussed herein. This Amendment supersedes all prior drafts and communications with respect hereto. This Amendment may not be amended except in accordance with the provisions of the Credit Agreement.

     (d) Section 8 of the Existing Credit Agreement is incorporated herein by this reference and made applicable as if set forth herein in full.
[Signature page follows.]

     In Witness Whereof, the parties hereto have as of the date first written above duly executed this Second Amendment to Credit Agreement.

Bank: Bank of the West
By:	/s/ Stuart Darby
	Name:	Stuart Darby
	Title:	Vice President

Borrower: IXYS Corporation
By:	/s/ Uzi Sasson
	Name:	Uzi Sasson
	Title:	President, CFO and Secretary

Consent and Reaffirmation
     Each of the undersigned, a subsidiary of IXYS Corporation (“Borrower”) who has executed both a continuing guaranty in favor of Bank of the West (“Bank”), hereby: (i) consents to the foregoing Second Amendment to Credit Agreement; (ii) reaffirms its obligations under its respective continuing guaranty; (iii) reaffirms the waivers of each and every one of the defenses to such obligations as set forth in such continuing guaranty; (iv) remakes its representations and warranties under its respective continuing guaranty as of the date hereof and after giving effect to the Second Amendment to Credit Agreement; and (v) reaffirms that its obligations under such continuing guaranty are separate and distinct from the obligations of any other party under the Credit Agreement (as modified by the Second Amendment to Credit Agreement) and the other Loan Documents.
Dated as of December 29, 2010
Guarantor:

IXYS USA, Inc.			Clare, Inc.

By:	/s/ Uzi Sasson		By:	/s/ Uzi Sasson

	Name:	Uzi Sasson		Name:	Uzi Sasson
	Title:	President		Title:	President